UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 15, 2011

Don Marcos Trading Co. (Exact name of registrant as specified in its chapter)

Florida (State or other jurisdiction of incorporation	000-52692 (Commission File Number)	65-0921319 (IRS Employer Identification No.)

1509 East Chapman Ave, Orange, CA (Address of principal executive offices)	92866 (Zip Code)

(714) 639-1155 Registrant's telephone number, including area code

1535 Southeast 17th Street, Suite 107, Ft. Lauderdale, FL 33316 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

This Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  The Company bases these forward-looking statements on expectations and projections about future events, which the Company derives from the information currently available to it.  Such forward-looking statements relate to future events or our future performance, including the Company’s business prospects and opportunities.  The Company has attempted to identify forward-looking statements by terminology such as “may,” “should,” “expects,” “anticipates,” “plans,” “projected,” or “predicts” or the negative of these or similar terms.  In evaluating these forward-looking statements, you should consider various factors, including: our ability to change our direction; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business.  These and other factors may cause our actual results to differ materially from any forward-looking statement.  Forward-looking statements are only predictions.  The forward-looking events discussed in this document and other statements made from time to time by the us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us.  We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur.

Section 1 – Registrant’s Business and Operations

Item 1.02  Termination of a Material Definitive Agreement

The information set forth in Item 5.01 below is incorporated herein by reference.

Section 2 – Financial Information

2.01  Completion of Acquisition or Disposition of Assets

The information set forth in Item 5.01 below is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.01  Changes in Control of Registrant

(a) As of August 15, 2011, the Company has undergone a change in control related to a private transaction between shareholders.

As of August 15, 2011, owners of an aggregate of 30,900,000 shares of common stock of the Company selling in a private transaction 32,075,000 of the shares held by them to a group of approximately six purchasers for a total sales price of $325,000 originated from the purchasing group (the “Sale”).

As a result of the Sale, Blue Sky Energy and Power, Inc., a Delaware corporation (“BSEP”) has acquired 28,065,625 common shares representing 58.1% of the total issued and outstanding common shares.

Previously, Earl T. Shannon, Scott W. Bodenweber, and Steven W. Hudson were “promoters” of the Company as defined by the Securities and Exchange Commission (“SEC”).  Earl T. Shannon owned 12,225,000 shares of common stock, Scott W. Bodenweber owned 9,337,500 shares of common stock and Steven W. Hudson owned 9,337,500 shares of common stock of the Company for a total of 30,900,000 shares which represented in the aggregate 64.0% of the Company.  Earl T. Shannon sold 12,200,000 shares of common stock, and Mr. Bodenweber and Mr. Hudson sold all their shares of common stock to the purchase group in the Sale.

Earl T. Shannon, Steven W. Hudson, Scott W. Bodenweber, Peter Wright, and Mark E. Tupper have agreed that 5,000,000 options issued on February 1, 2007 shall be cancelled as part of the Sale, leaving no remaining options outstanding.

As agreed between the shareholder groups, Ilyas Chaudhary, George Djuhari and Boedi Tjahjono will replace Earl T. Shannon, Steven W. Hudson, Scott W. Bodenweber, Peter Wright, and Mark E. Tupper on the Board of Directors of the Company.  Ilyas Chaudhary shall be the Chief Executive Officer and President of the Company, Dading Soetarso shall be the Chief Financial Officer and Aamna Virk shall be the Secretary of the Company.

As of August 15, 2011, the Company is no longer a distributor of Don Marcos® coffee.  Under the Sale, (a) all intellectual property of the Company as of August 15, 2011, including but not limited to (i) the name, “Don Marcos Trading Co.”; (ii) the website and source code for the website, www.donmarcos.com; and (iii) the design of the labels and all other trade dress, were transferred to Winthrop Venture Management, Inc., a Nevada corporation.  As of August 15, 2011, (i) all inventory of coffee-related items, including, but not limited to supplies such as bags and labels, and (ii) all accounts receivable from sales of coffee and otherwise were transferred to Don Marcos Coffee Company, S.A., a Costa Rica corporation.

In addition, under the Sale, the Distributorship Agreement (the “Distribution Agreement”) dated January 23, 2003 between the Company and Don Marcos Coffee Company, S.A., a Costa Rica corporation pursuant to which the Company had been the exclusive importer and distributor of Don Marcos coffee was terminated as of August 15, 2011.

The Company has not acquired any existing business.  We remain a shell company as the term is defined in Rule 12b-2 under the Exchange Act.  The disclosures regarding (i) the market price of and dividend on the Company’s common stock and related stockholder matters; and (ii) recent sales of unregistered securities is incorporated by reference herein.  We also incorporate by reference the disclosure contained in our Form SB-2/A filed October 3, 2007 and recent disclosure on Form 10-Q filed June 30, 2011 with the exception of the specific disclosures amended by or contained in this Form 8-K.

The Company intends to develop energy resources throughout the globe, placing an emphasis in petroleum in Indonesia.  The Company currently has no current products, services, customers, patents, trademarks, licenses, franchises, concessions, royalty agreements or labor contracts.  The Company expects limited competition in its business relating to petroleum resources, and anticipates requiring only limited government approval through its anticipated acquisitions of petroleum assets.

The Company may be required to plug and abandon wells in cases where wells the Company purchases or develops are located on concession lands to be returned to the government of Indonesia.  The Company also anticipates being required to retain insurance for environmental matters regarding any wells it purchases or develops.

We have not been a party to, and we have no plans to be a party to, any transaction or series of similar transactions in which the amount involved exceeded or will exceed $120,000 and in which any director, executive officer, holder of more than five percent of our common stock, or any member of the immediate family of any of the foregoing, had or will have a direct or indirect material interest.

The Company will employ three part-time employees to carry out its work obligations.

The Company has relocated to new principal offices to Orange, California, where the Company is renting 800 square feet of space for $1,500 per month, on a month to month basis.

We are currently listed on the OTCQB Tier of the OTC Market and are required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and remain current in meeting our periodic securities reporting obligations.  These reports and other materials filed with the Securities and Exchange Commission (the “SEC”) may be inspected without charge at SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549, on official business days during the hours of 10 a.m. to 3 p.m., and copies of such reports and material may also be obtained from the SEC upon payment of the prescribed fee or for free at the Commission’s website, www.sec.gov. Information regarding the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. The Securities and Exchange Commission maintains a web site that contains reports, proxy and information statements, and other information regarding registrants that file electronically with the Securities and Exchange Commission. The address of the site is http://www.sec.gov.

(b) The following table sets forth, as of August 15, 2011, certain information with respect to the Company’s equity securities owned of record or beneficially by (i) each named executive officer and director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company’s outstanding equity securities; and (iii) all directors and officers as a group.

Title of Class	Name of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Common Stock	Blue Sky Energy and Power, Inc.1	28,065,625 shares	58.1%
Common Stock	Ilyas Chaudhary	28,065,625 shares2	58.1%
Common Stock	Dading T. Soetarso	801,875 shares	1.7%
Common Stock	George Djuhari	0 shares	0%
Common Stock	Boedi Tjahjono	0 shares	0%
Common Stock	Faisal Chaudhary	28,867,500 shares3	59.8%
Common Stock	Aamna Virk	28,867,500 shares4	59.8%
Common Stock	All directors and officers as a group (6 people)	30,471,250 shares	63.1%

1  Blue Sky Energy and Power, Inc. (“BSEP”), a Delaware corporation is wholly owned by Blue Sky International Holdings, Inc., a Canadian corporation (“BSIH”) which in turn is wholly owned by Danyal Chaudhary Foundation, a California non-profit corporation (“DCF”).  Ilyas Chaudhary is President, Aamna Virk is Secretary, Faisal Chaudhary is Vice President, and Ilyas Chaudhary, Aamna Virk and Faisal Chaudhary are all the directors of BSEP.  Faisal Chaudhary is President, Aamna Virk is Vice President and Secretary, and Aamna Virk and Faisal Chaudhary are all the directors of BSIH.  Ilyas Chaudhary is the Executive Director, Faisal Chaudhary is the Treasurer, and Aamna Virk and Faisal Chaudhary are members of the Board of Trustees of DCF.
2  Consists of 28,065,625 owned by BSEP, of which Ilyas Chaudhary, Aamna Virk and Faisal Chaudhary are all the directors.
3  Consists of 801,875 shares owned by Faisal Chaudhary individually and 28,065,625 owned by BSEP, of which Ilyas Chaudhary, Aamna Virk and Faisal Chaudhary are all the directors.
4  Consists of 801,875 shares owned by Aamna Virk individually and 28,065,625 owned by BSEP, of which Ilyas Chaudhary, Aamna Virk and Faisal Chaudhary are all the directors.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers.

(a)-(d) As of August 15, 2011, Earl T. Shannon, Steven W. Hudson, Scott W. Bodenweber and, Peter Wright and Mark Tupper tendered their resignation from their positions as President, Executive Vice President, Chief Financial Officer and Secretary, respectively, of the Company.

As of August 15, 2011, Ilyas Chaudhary is appointed as President and Chief Executive Officer of the Company and Dading Soetarso is appointed Chief Financial Officer of the Company.

Effective ten days after the delivery of a Schedule 14f-1 by the Company regarding the appointment of the directors as discussed below and in connection with the Sale (the “Schedule 14f-1”), Earl T. Shannon, Steven W. Hudson, Scott W. Bodenweber and, Peter Wright and Mark Tupper tendered their resignation as directors of the Company.

Effective ten days after the delivery of the Schedule 14f-1, Ilyas Chaudhary, George Djuhari, and Boedi Tjahjono are appointed directors of the Company.

The Company’s directors effective until ten days after delivery of the Schedule 14f-1 are as set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011.

The Company’s executive officers, effective as of August 15, 2011, and directors to be effective ten days after delivery of the Schedule 14f-1 is as follows:

Name	Age	Position
Ilyas Chaudhary1	64	Director, President and Chief Executive Officer
Dading T. Soetarso	47	Chief Financial Officer
George Djuhari	51	Director
Boedi Tjahjono	61	Director

Ilyas Chaudhary, President and Chief Executive Officer, Director. Mr. Ilyas Chaudhary was appointed our President and Chief Executive Officer since August 2011 and was appointed a director of the Company to be effective as of ten days after the delivery of the Schedule 14f-1.    Since November 2005, he has been acting as the President and Director of Pyramid Petroleum Inc., a Canadian corporation, where he acquired oil and gas assets in the Gulf of Mexico.  Mr. Ilyas Chaudhary has served as the President of Blue Sky Langsa, Ltd., an Indonesian company (“BSL”), BSEP and BSIH since December 2009, March 2010 and September 2009, respectively, and has served as a director of BSEP since March 2010.  He has also served as a Director and President of Capco Energy, Inc., fka Alfa Resources, Inc., from September 1999 through September 2007.  Mr. Ilyas Chaudhary has 35 years experience in various capacities in the oil and gas industry.

Dading Soetarso, Chief Financial Officer. Mr. Soetarso was appointed our Chief Financial Officer since August 2011.  Mr. Soetarso also has served as President Director of PT Arah Prana, an Indonesian oil exploration and production company (“PTAP”), beginning in February 2011, where he was responsible for the operation of PTAP’s Floating Production Storage Off-shore located in North Sumatera, Indonesia.  From 2006 through 2010, Mr. Soetarso was a consultant on banking strategy for Quest ontheFrontier, a Singapore financial consulting company, where he was appointed on various projects ranging from banking and coal mining energy companies. Prior to this, he had 17 years of banking experience working with Standard Chartered Bank and Citibank in Jakarta and Botswana in various corporate bank marketing and operational support functions.

George Djuhari, Director. Mr. Djuhari was appointed a director of the Company to be effective as of ten days after the delivery of the Schedule 14f-1.  Mr. Djuhari has served as the Commissioner of PT Sinomast Mining, an Indonesia coal mining company, since January 2006.   He has also served as the Commissioner of PT Pulau Seroja, a tug and barge company since January 2008.  He has been the Chairman of PT Cigading International Bulk Terminal, a coal terminal company, since October 2010.  Mr. Djuhari has also served as Commissioner of PTAP since January 2011.  Mr. Djuhari is the founder in 1997 of George Djuhari Group, a group of Indonesian companies involved in the shipping of iron ore, coal, rock phosphates and grains in and out of Indonesia, with partnerships with a variety of other companies for the ownership of ships, chartering of cargo, the mining of coal, the trading of commodities such as ammonia, urea and coal, and shipping.

1 Mr. Ilyas Chaudhary is the father of Mr. Faisal Chaudhary and Ms. Aamna Virk, the Company’s Secretary.

Boedi Tjahjono, Director. Mr. Tjahjono was appointed a director of the Company to be effective as of ten days after the delivery of the Schedule 14f-1.  Mr. Tjahjono also has served as a Senior Advisor for PT Jogja Magasa Iron, an Indonesian iron industry company, where he obtained a 30-year contract for work in Iron Sand Mining in Jogja Province, Indonesia since December 2006.  He also served as a Senior Advisor for PT Odira, an Indonesian gas plant company since 2005.  Mr. Tjahjono is also an Advisor for Karang Taruna, and Indonesian NGO providing cheap and clean energy in support of urban populations.

Involvement in certain legal proceedings

On April 7, 2008, Capco Energy Inc. (“Capco”) filed a petition for reorganization under Chapter 11 of the Bankruptcy Code in the U.S. Bankruptcy Court for the Southern District of Texas, which plan was confirmed on July 22, 2009. Mr. Ilyas Chaudhary, President and Chief Executive Officer and a director of the Company, was Chief Executive Officer, Chief Financial Officer and a director of Capco from September 1999 to September 2007.

Other than as set forth above, during the past five years, none of our officers or directors has been a party to or executive officer of an entity that has filed any Bankruptcy petitions. During the past five years, none of our officers or directors have been convicted or been a named subject of any pending criminal proceedings. During the past five years, none of our officers or directors has been held to have violated any State or Federal Securities laws or any Federal commodities law or otherwise have been subject to any order, judgment or decree not subsequently reversed, suspended or vacated permanently enjoining such officer or director from the activities enumerated in Regulation S-K Item 4.01(f)(3).

Compensation agreements

The Company has not executed compensation agreements with any of our officers or directors effective as of ten days after the delivery of the Schedule 14f-1 at this time.

The resignations of the prior officers and directors until ten days after the delivery of the Schedule 14f-1 are not related to any disagreement on any matter relating to the Company’s operations, policies or practices.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Company submitted for filing an amendment to the Company’s Articles of Incorporation on August 19, 2011 (i) to change the name of the Company from Don Marcos Trading Co. to Saga Energy, Inc.; (ii) to change the officers and directors of the Company as set forth in Item 5.02 above; (iii) to change its principal office and mailing address; and (iv) to appoint Registered Agent Solutions, Inc. as its new registered agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 19, 2011 Don Marcos Trading Co. /s/ Ilyas Chaudhary BY: Ilyas Chaudhary ITS: President and Chief Executive Officer (Principal Executive Officer)